    As filed with the Securities and Exchange Commission on August 7, 1997

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement             [_]  Confidential, for Use of
                                                  the Commission Only
[X]  Definitive Proxy Statement                   (as permitted by Rule
                                                  14a-6(e)(2))
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

               MUNIYIELD FUND, INC.
--------------------------------------------------------------------------------
        (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5)  Total fee paid:
--------------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration state-ment number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
(3)  Filing Party:
--------------------------------------------------------------------------------
(4)  Date Filed:
--------------------------------------------------------------------------------

                             MUNIYIELD FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                               ----------------

                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                              SEPTEMBER 18, 1997

To the Stockholders of MuniYield Fund, Inc.:

  Notice is hereby given that the 1997 Annual Meeting of Stockholders (the "Meeting") of MuniYield Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 18, 1997 at 11:30 a.m. for the following purposes:

    (1) To elect a Board of Directors to serve for the ensuing year;

    (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on July 25, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

  A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 4, 1997, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                       By Order of the Board of Directors

                                       Philip M. Mandel
                                       Secretary

Plainsboro, New Jersey
Dated: August 7, 1997

                                PROXY STATEMENT
                               ----------------

                             MUNIYIELD FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011
                               ----------------

                      1997 ANNUAL MEETING OF STOCKHOLDERS
                               ----------------

                              SEPTEMBER 18, 1997

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniYield Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1997 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 18, 1997 at 11:30 a.m. The approximate mailing date of this Proxy Statement is August 11, 1997.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

  The Board of Directors has fixed the close of business on July 25, 1997 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 37,061,414 shares of common stock, par value $.10 per share ("Common Stock"), and 10,000 shares of auction market preferred stock, par value $.05 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ("AMPS"). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or five percent of the outstanding AMPS.

  The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

  At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

    (1) All proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

    (2) All proxies of the holders of Common Stock and AMPS, voting together as a class, in favor of the four (4) persons designated as Directors to be elected by holders of Common Stock and AMPS.

  The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

  Certain information concerning the nominees, including their designated classes, is set forth below:

TO BE ELECTED BY HOLDERS OF AMPS, VOTING SEPARATELY AS A CLASS:

                                                                          SHARES
                                                                       BENEFICIALLY
                                                                       OWNED ON THE
                                                                        RECORD DATE
                                  PRINCIPAL OCCUPATIONS                --------------
                                  DURING PAST FIVE YEARS      DIRECTOR COMMON
    NAME AND ADDRESS     AGE  AND PUBLIC DIRECTORSHIPS(/1/)    SINCE    STOCK   AMPS
    ----------------     --- -------------------------------- -------- -------  -----
James H.                  53 Director and Executive Vice        1995         0      0
 Bodurtha(/1/)(/2/).....      President, The China Business
 36 Popponesset Road          Group, Inc. since 1996;
 Cotuit, Massachusetts        Chairman and Chief Executive
 02635                        Officer, China Enterprise
                              Management Corporation from
                              1993 to 1996; Chairman,
                              Berkshire Corporation since
                              1980; Partner, Squire, Sanders
                              & Dempsey from 1980 to 1993.
Joseph L.                 68 Attorney in private practice       1991     1,024      0
 May(/1/)(/2/)..........      since 1984; President, May and
 424 Church Street            Athens Hosiery Mills Division,
 Suite 2000                   Wayne-Gossard Corporation from
 Nashville, Tennessee         1954 to 1983; Vice President,
 37219                        Wayne-Gossard Corporation from
                              1972 to 1983; Chairman, The May
                              Corporation (personal holding
                              company) from 1972 to 1983;
                              Director, Signal Apparel Co.
                              from 1972 to 1989.

TO BE ELECTED BY HOLDERS OF COMMON STOCK AND AMPS, VOTING TOGETHER AS A SINGLE
CLASS:

                                                                          SHARES
                                                                       BENEFICIALLY
                                                                       OWNED ON THE
                                                                        RECORD DATE
                                  PRINCIPAL OCCUPATIONS                ---------------
                                  DURING PAST FIVE YEARS      DIRECTOR COMMON
    NAME AND ADDRESS     AGE  AND PUBLIC DIRECTORSHIPS(/1/)    SINCE    STOCK   AMPS
    ----------------     --- -------------------------------- -------- -------  ------
Herbert I. Lon-           58 John M. Olin Professor of          1991         0       0
 don(/1/)(/2/)..........      Humanities,
 113-115 University           New York University since 1993
 Place                        and Professor thereof since
 New York, New York           1980; Dean, Gallatin Division
 10003                        of New York University from
                              1976 to 1993; Distinguished
                              Fellow, Herman Kahn Chair,
                              Hudson Institute from 1984 to
                              1985; Trustee, Hudson Institute
                              since 1980 and President in
                              1997; Director, Damon
                              Corporation from 1991 to 1995;
                              Overseer, Center for Naval
                              Analyses from 1983 to 1993;
                              Limited Partner, Hypertech LP
                              in 1996.
Robert R. Mar-            70 Chairman and Chief Executive       1993         0       0
 tin(/1/)(/2/)..........      Officer, Kinnard Investments,
 513 Grand Hill               Inc. from 1990 to 1993;
 St. Paul, Minnesota          Executive Vice President, Dain
 55102                        Bosworth from 1974 to 1989;
                              Director, Carnegie Capital
                              Management from 1977 to 1985
                              and Chairman thereof in 1979;
                              Director, Securities Industry
                              Association from 1981 to 1982
                              and Public Securities
                              Association from 1979 to 1980;
                              Chairman of the Board, WTC
                              Industries, Inc., in 1994;
                              Trustee, Northland College
                              since 1992.
Andre F.                  45 Professor, Harvard Business        1991         0       0
 Perold(/1/)(/2/).......      School since 1989 and Associate
 Morgan Hall                  Professor from 1983 to 1989;
 Soldiers Field               Trustee, The Common Fund since
 Boston, Massachusetts        1989; Director, Quantec Limited
 02163                        since 1991 and TIBCO from 1994
                              to 1996.
Arthur Zeikel(/1/)* ....  65 President of Fund Asset            1991         0       0
 P.O. Box 9011                Management, L.P. ("FAM") (which
 Princeton, New Jersey        term as used herein includes
 08543-9011                   its corporate predecessors)
                              since 1977; President of MLAM
                              (which term as used herein
                              includes its corporate
                              predecessors) since 1977;
                              President and Director of
                              Princeton Services, Inc.
                              ("Princeton Services") since
                              1993; Executive Vice President
                              of Merrill Lynch & Co., Inc.
                              ("ML & Co.") since 1990;
                              Director of Merrill Lynch Funds
                              Distributor, Inc. ("MLFD")
                              since 1977.

--------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors."
(2) Member of the Audit Committee of the Board of Directors.
 * Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

  Committee and Board of Directors Meetings. The Board of Directors has a standing Audit Committee, which consists of Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

  During the fiscal year ended October 31, 1996, the Board of Directors held four meetings and the Audit Committee held four meetings. All of the Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, of the total number of meetings of the Audit Committee held during the period for which he served.

  Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

  Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

  Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

  Compensation of Directors. FAM, the Fund's investment adviser, pays all compensation to all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM (each a "non-affiliated Director") a fee of $5,000 per year plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, a fee of $1,000 per year plus $250 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $45,397 for the fiscal year ended October 31, 1996.

  The following table sets forth for the fiscal year ended October 31, 1996 compensation paid by the Fund to the non-affiliated Directors and, for the year ended December 31, 1996, the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.

                                                               AGGREGATE COMPENSATION FROM
                                       PENSION OR RETIREMENT       FUND AND FAM / MLAM
                         COMPENSATION BENEFITS ACCRUED AS PART    ADVISED FUNDS PAID TO
NAME OF DIRECTOR          FROM FUND       OF FUND EXPENSES           DIRECTORS(/1/)
----------------         ------------ ------------------------ ---------------------------
James H. Bodurtha.......    $9,000              None                    $148,500
Herbert I. London.......     9,000              None                     148,500
Robert R. Martin........     9,000              None                     148,500
Joseph L. May...........     9,000              None                     148,500
Andre F. Perold.........     9,000              None                     148,500

--------
(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Bodurtha (22 registered investment companies consisting of 46 portfolios); Mr. London (22 registered investment companies consisting of 46 portfolios); Mr. Martin (22 registered investment companies consisting of 46 portfolios); Mr. May (22 registered investment companies consisting of 46 portfolios); and Mr. Perold (22 registered investment companies consisting of 46 portfolios).

  Officers of the Fund. The Board of Directors has elected eight officers of the Fund. The following sets forth information concerning each of these officers:

                                                                        OFFICER
NAME AND PRINCIPAL OCCUPATION                        OFFICE         AGE  SINCE
-----------------------------                        ------         --- -------
Arthur Zeikel ...................................... President       65  1991
 President of FAM since 1977; President of MLAM
 since 1977; President and Director of Princeton
 Services since 1993; Executive Vice President of ML
 & Co. since 1990; Director of MLFD since 1977.
Terry K. Glenn...................................... Executive Vice  56  1991
 Executive Vice President of FAM and MLAM since       President
 1983; Executive Vice President and Director of
 Princeton Services since 1993; President of MLFD
 since 1986 and Director thereof since 1991;
 President of Princeton Administrators, L.P. since
 1988.
Vincent R. Giordano ................................ Senior Vice     52  1991
 Portfolio Manager of FAM and MLAM since 1977 and     President
 Senior Vice President of FAM and MLAM since 1984;
 Senior Vice President of Princeton Services since
 1993; Vice President of MLAM from 1980 to 1984.
Kenneth A. Jacob ................................... Vice President  46  1991
 Vice President of MLAM since 1984.
Donald C. Burke .................................... Vice President  37  1993
 Vice President and Director of Taxation of MLAM
 since 1990; Employee of
 Deloitte & Touche LLP from 1982 to 1990.
Theodore R. Jaeckel Jr. ............................ Vice President  37  1995
 Vice President of MLAM since 1991; Vice President
 with Chemical Securities from 1983 to 1990.
Gerald M. Richard .................................. Treasurer       48  1991
 Senior Vice President and Treasurer of FAM and MLAM
 since 1984; Senior Vice President and Treasurer of
 Princeton Services since 1993; Vice President of
 MLFD since 1981 and Treasurer thereof since 1984.
Philip M. Mandel ................................... Secretary       50  1997
 Vice President of FAM and MLAM since 1997;
 Assistant General Counsel of Merrill Lynch, Pierce,
 Fenner & Smith Incorporated ("MLFP&S") from 1989 to
 1997.

  Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, an officer and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

  D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

  Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                               LEGAL PROCEEDINGS

  On June 21, 1996, a purported class action titled Jack Green, et al. v. Fund Asset Management, L.P., et al. was filed in the United States District Court for the District of Massachusetts. Among the named defendants in the action are seven of the leveraged closed-end municipal bond funds (including the Fund) for which FAM serves as the investment adviser (two of these seven funds have merged since the commencement of the litigation). In addition to the named defendants, plaintiffs also purport to bring claims against a defendant class consisting of all other publicly traded, closed-end investment companies for which FAM serves as investment adviser and which, among other things, have issued AMPS. The named plaintiffs, who claim to be investors in the seven named funds, purport to bring the action on behalf of a class consisting of all holders of the common stock of the subject funds.

  Plaintiffs allege that FAM and other affiliated defendants received excessive compensation for managing the subject funds. Plaintiffs claim, among other things, that the registration statements, annual reports and other documents filed by the funds with the SEC were misleading because such documents allegedly failed to disclose that proceeds arising from the issuance of AMPS would be included in a fund's net assets for the purposes of calculating the investment advisory fee payable to FAM. In addition, plaintiffs allege that a conflict of interest existed because it would always be in the defendants' interest to keep the funds fully leveraged to maximize the advisory fees and collateral compensation notwithstanding adverse market conditions. Plaintiffs also allege an additional conflict of interest arising from the receipt by such affiliates of underwriting discounts, or other revenues in connection with the sale of the AMPS by the funds. The complaint asserts claims under Sections 8(e), 34(b), 36(a) and 36(b) of the Investment Company Act and the common law. Plaintiffs seek unspecified monetary damages as well as injunctive relief.

  On August 27, 1996, defendants moved to transfer the action to the United States Court for the District of New Jersey. By order dated June 10, 1997, the Magistrate Judge assigned to the case granted defendants' motion. Plaintiffs objected to the Magistrate's order and moved for reconsideration. By order dated July 16, 1997, the District Court Judge denied plaintiffs' motion and ordered the case transferred to the District of New Jersey.

  The defendants believe that the plaintiffs' allegations are entirely without merit and intend to defend the action vigorously. FAM has agreed to indemnify the named defendant funds for any liabilities or expenses that they may incur in connection with this litigation.

                            ADDITIONAL INFORMATION

  The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

  In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

  All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of D&T as independent auditors.

  With respect to Item 1, "Election of Directors," holders of AMPS, voting separately as a class, are entitled to elect two Directors and holders of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of the votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; (ii) election of the remaining Directors will require the affirmative vote of a majority of the votes cast by the holders of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class; and
(iii) approval of Item 2, "Selection of Independent Auditors," will require the affirmative vote of a majority of the votes cast by the holders of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class.

  Broker-dealer firms, including MLPF&S, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares on Items 1 and 2 in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

  The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996 AND A COPY OF ITS SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED APRIL 30, 1997 TO ANY STOCKHOLDER UPON REQUEST. Such requests should be directed to MuniYield Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Philip M. Mandel, or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

  If a stockholder intends to present a proposal at the 1998 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in September 1998, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by April 3, 1998.

                                       By Order of the Board of Directors

                                       Philip M. Mandel
                                       Secretary

Dated: August 7, 1997

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK


                              MUNIYIELD FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY  08543-9011

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick
D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield Fund, Inc. (the "Fund") held of record by the undersigned on July 25, 1997 at the Annual Meeting of Stockholders of the Fund to be held on September 18, 1997 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)

Please mark boxes [_] or [X] in blue or black ink.

1. ELECTION OF DIRECTORS  FOR all nominees listed below    WITHHOLD AUTHORITY
                          (except as marked to the         to vote for all
                          contrary below)  [_]             nominees listed
                                                           below  [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
JAMES H. BODURTHA, HERBERT I. LONDON, ROBERT R. MARTIN, JOSEPH L. MAY, ANDRE F. PEROLD, ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.
                                            FOR [_]   AGAINST [_]    ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                       Please sign exactly as name appears
                                       hereon. When shares are held by joint
                                       tenants, both should sign. When signing
                                       as attorney or as executor,
                                       administrator, trustee or guardian,
                                       please give full title as such. If a
                                       corporation, please sign in full
                                       corporate name by president or other
                                       authorized officer. If a partnership,
                                       please sign in partnership name by
                                       authorized persons.

                                       Dated:                             , 1997
                                             -----------------------------

                                       X
                                        ----------------------------------------
                                                         Signature


                                       X
                                        ----------------------------------------
                                                 Signature, if held jointly


  SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                    COMMON STOCK


                              MUNIYIELD FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY  08543-9011

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick
D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Fund, Inc. (the "Fund") held of record by the undersigned on July 25, 1997 at the Annual Meeting of Stockholders of the Fund to be held on September 18, 1997 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)

Please mark boxes [_] or [X] in blue or black ink.

1. ELECTION OF DIRECTORS   FOR all nominees listed below    WITHHOLD AUTHORITY
                           (except as marked to the         to vote for all
                           contrary below)  [_]             nominees listed
                                                            below  [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
HERBERT I. LONDON, ROBERT R. MARTIN, ANDRE F. PEROLD, ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.
                                            FOR [_]   AGAINST [_]    ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                       Please sign exactly as name appears
                                       hereon. When shares are held by joint
                                       tenants, both should sign. When signing
                                       as attorney or as executor,
                                       administrator, trustee or guardian,
                                       please give full title as such. If a
                                       corporation, please sign in full
                                       corporate name by president or other
                                       authorized officer. If a partnership,
                                       please sign in partnership name by
                                       authorized persons.

                                       Dated:                             , 1997
                                             -----------------------------

                                       X
                                        ----------------------------------------
                                                         Signature


                                       X
                                        ----------------------------------------
                                                 Signature, if held jointly


  SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                       2